Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377
ADASINA SOCIAL JUSTICE ALL CAP GLOBAL ETF
JSTC
(the “Fund”)
listed on NYSE Arca, Inc.

February 26, 2021

Supplement to the
Prospectus and Statement of Additional Information (the “SAI”), dated December 7, 2020, as previously supplemented

Effective February 26, 2021, the Fund intends to pay out dividends and interest income, if any, semi-annually.
The first sentence of the first paragraph in the sub-section, “Dividends and Distributions,” within the “Dividends, Distributions, and Taxes,” section of the Prospectus is replaced with the following language:
The Fund intends to pay out dividends and interest income, if any, semi-annually, and distribute any net realized capital gains to its shareholders at least annually.
The first sentence of the second paragraph in the section, “Dividends and Distributions” of the SAI is replaced with the following language:
General Policies. The Fund intends to pay out dividends and interest income, if any, semi-annually, and distribute any net realized capital gains to its shareholders at least annually.

Please retain this Supplement with your Prospectus and SAI for future reference.